UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 6, 2022

ClimateRock

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41363	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Sloane Avenue

London, SW3 3DD, United Kingdom

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: +44 203 954 0590

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one Class A Ordinary Share, one-half of one Redeemable Warrant and one Right	CLRCU	The Nasdaq Stock Market LLC

Class A Ordinary Shares, par value $0.0001 per share	CLRC	The Nasdaq Stock Market LLC

Redeemable Warrants, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	CLRCW	The Nasdaq Stock Market LLC

Rights, each entitling the holder to receive one-tenth (1/10) of one Class A Ordinary Share upon the consummation of an initial business combination	CLRCR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into A Material Definitive Agreement.

BUSINESS COMBINATION AGREEMENT

This section describes the material provisions of the Business Combination Agreement (as defined below) but does not purport to describe all of the terms thereof.   The following summary is qualified in its entirety by reference to the complete text of the Business Combination Agreement, a copy of which is attached hereto as Exhibit 2.1. Unless otherwise defined herein, the capitalized terms used below are defined in the Business Combination Agreement.

General Description of the Business Combination Agreement

On October 6, 2022, ClimateRock, a Cayman Islands exempted company (“ClimateRock”), entered into a Business Combination Agreement (the “Business Combination Agreement”) with ClimateRock Holdings Limited, a Cayman Islands exempted company (“Pubco”), ClimateRock Merger Sub Limited, a Cayman Islands exempted company and a wholly-owned subsidiary of Pubco (“Merger Sub”), and E.E.W. Eco Energy World PLC, a company formed under the laws of England and Wales (the “EEW”).

Pursuant to the Business Combination Agreement, subject to the terms and conditions set forth therein, at the closing of the transactions contemplated by the Business Combination Agreement (the “Closing”), (a) Merger Sub will merge with and into ClimateRock, with ClimateRock continuing as the surviving entity (the “Merger”), as a result of which, (i) ClimateRock shall become a wholly-owned subsidiary of Pubco, and (ii) each issued and outstanding security of ClimateRock immediately prior to the Effective Time shall no longer be outstanding and shall automatically be cancelled, in exchange for the right of the holder thereof to receive a substantially equivalent security of Pubco, and (b)(i) Pubco will make an offer to acquire each issued and outstanding EEW ordinary share in consideration for the issue and allotment of substantially equivalent securities in Pubco (the “Company Share Transfer”) and (ii) Pubco shall also offer each holder of EEW’s outstanding vested options to purchase EEW ordinary shares, replacement options to purchase ordinary shares of Pubco, par value $0.0001 per share (“Pubco Ordinary Shares”), all upon the terms and subject to the conditions set forth in the Business Combination Agreement and in accordance with the applicable provisions of the Cayman Act and the laws of England and Wales (the Merger and Company Share Transfer, together, the “Transactions”).

Company Share Transfer and Pubco Offer

The total consideration to be offered by Pubco to the holders of EEW securities (each, a “Seller”) shall be a number of Pubco Ordinary Shares (the “Exchange Shares”) with an aggregate value equal to Six Hundred Fifty Million U.S. Dollars ($650,000,000), with each Pubco Ordinary Share valued at an amount equal to the price at which each ClimateRock ordinary share is redeemed or converted pursuant to the redemption of ClimateRock’s ordinary shares pursuant to ClimateRock’s organizational documents (the “Redemption Price”).

Once the Registration Statement (as defined below), which shall include the Exchange Offer Prospectus (as defined below), has become effective, Pubco will make an offer in accordance with the applicable rules and regulation under the United Kingdom Companies Act 2006 (c 46), as amended (the “UK Act”), to acquire all of the issued and to be issued ordinary shares of EEW by promptly distributing the Registration Statement together with a form of shareholder acceptance to all EEW shareholders (the “Pubco Offer”). The Pubco Offer shall be subject to the following two conditions: (i) the holders of not less than 90% of the EEW ordinary shares (or such lower percentage as Pubco, with the consent of EEW, may decide) shall have accepted the Pubco Offer, and (ii) all of the other conditions under the Business Combination Agreement shall have been either satisfied or waived, at which point Pubco may declare the Pubco Offer wholly unconditional.

As a result of declaring the Pubco Offer wholly unconditional, the Business Combination Agreement shall also become unconditional and Pubco shall be contractually obligated to acquire each EEW ordinary share that has validly accepted the Pubco Offer in accordance with its terms and the UK Act, in consideration for the issuance and allotment of a number of Exchange Shares equal to the Per Share Price (as defined in the Business combination Agreement) divided by the Redemption Price (the “Conversion Ratio”). Pubco shall, promptly following the date that the Pubco Offer becomes unconditional, serve statutory squeeze out notices, in accordance with the UK Act, on all holders of the EEW ordinary shares that have not, at the date of such notice, accepted the Pubco Offer with respect to their EEW ordinary shares.

In addition, Pubco shall make an offer to the holders of each outstanding option to purchase EEW ordinary shares (whether vested or unvested) to replace such options with options over Pubco Ordinary Shares (each a “Pubco Option”). Each Pubco Option shall: (i) give the holder the right to acquire a number of Pubco ordinary shares equal to (A) the number of EEW ordinary shares that the EEW option had the right to acquire immediately prior to the Effective Time (had such EEW options been fully vested at the Effective Time), multiplied by (B) the Conversion Ratio; (ii) have an exercise price equal to the quotient of (A) the exercise price of the EEW option (expressed in US Dollars), divided by the Conversion Ratio and (iii) be subject to the same vesting schedule as the applicable EEW option.

Representations and Warranties

The Business Combination Agreement contains a number of representations and warranties made by the parties as of the date of such agreement or other specific dates solely for the benefit of certain of the parties to the Business Combination Agreement, which in certain cases are subject to specified exceptions and materiality, Material Adverse Effect (as defined below), knowledge and other qualifications contained in the Business Combination Agreement or in information provided pursuant to certain disclosure schedules to the Business Combination Agreement. “Material Adverse Effect” as used in the Business Combination Agreement means with respect to any specified person or entity, any fact, event, occurrence, change or effect that has had or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on the business, assets, liabilities, results of operations, or financial condition of such person or entity and its subsidiaries, taken as a whole, or the ability of such person or entity or any of its subsidiaries on a timely basis to consummate the transactions contemplated by the Business Combination Agreement, or to perform its obligations under the Business Combination Agreement or any agreement ancillary thereto, in each case subject to certain customary exceptions. The representations and warranties made by the parties are customary for transactions similar to the Transactions.

In the Business Combination Agreement, EEW made certain customary representations and warranties to ClimateRock, including among others, related to the following: (1) corporate matters, including due organization, existence and good standing; (2) authority and binding effect relative to execution and delivery of the Business Combination Agreement and other ancillary documents; (3) capitalization; (4) subsidiaries; (5) governmental approvals; (6) non-contravention; (7) financial statements; (8) absence of certain changes; (9) compliance with laws; (10) permits; (11) litigation; (12) material contracts; (13) intellectual property; (14) taxes and returns; (15) real property; (16) personal property; (17) title to and sufficiency of assets; (18) employee matters; (19) benefit plans; (20) environmental matters; (21) transactions with related persons; (22) insurance; (23) certain business practices; (24) renewable energy matters; (25) Investment Company Act of 1940; (26) finders and brokers; (27) information supplied; and (28) independent investigation.

In the Business Combination Agreement, ClimateRock made certain customary representations and warranties to EEW and Pubco, including among others, related to the following: (1) corporate matters, including due organization, existence and good standing; (2) authority and binding effect relative to execution and delivery of the Business Combination Agreement and other ancillary documents; (3) governmental approvals; (4) non-contravention; (5) capitalization; (6) the Securities and Exchange Commission (the “SEC”) filings and financial statements; (7) reporting company and listing; (8) absence of certain changes; (9) compliance with laws; (10) litigation, orders and permits; (11) taxes and returns; (12) employees and employee benefit plans; (13) properties; (14) material contracts; (15) transactions with affiliates; (16) Investment Company Act of 1940; (17) finders and brokers; (18) certain business practices; (19) insurance; (20) information supplied; (21) independent investigation; (22) the trust account and (23) lock-up agreement.

Additionally, each of Pubco and Merger Sub made certain customary representations and warranties to ClimateRock with respect to Pubco and Merger Sub, including representations and warranties related to the following: (1) corporate matters, including due organization, existence and good standing; (2) authority and binding effect relative to execution and delivery of the Business Combination Agreement and other ancillary documents; (3) governmental approvals; (4) non-contravention; (5) capitalization; (6) title and ownership of the Pubco shares to be issued to the Sellers; (7) Pubco and Merger Sub activities; (8) foreign private issuer status; (9) finders and brokers; (10) Investment Company Act of 1940; (11) information supplied; and (12) independent investigation.

None of the representations and warranties of the parties shall survive the Closing.

Covenants of the Parties

Each party agreed in the Business Combination Agreement to use its commercially reasonable efforts to effect the Closing. The Business Combination Agreement also contains certain customary covenants by each of the parties during the period between the signing of the Business Combination Agreement and the earlier of the Closing or the termination of the Business Combination Agreement in accordance with its terms, including covenants regarding: (1) the provision of access to their properties, books and personnel; (2) the operation of their respective businesses in the ordinary course of business; (3) ClimateRock’s public filings and EEW’s interim financial statements; (4) no solicitation of, or entering into, any alternative competing transactions; (5) no insider trading; (6) notifications of certain breaches, consent requirements or other matters; (7) efforts to consummate the Closing and obtain third party and regulatory approvals; (8) further assurances; (9) public announcements; (10) confidentiality; (11) indemnification of directors and officers; (12) use of trust proceeds after the Closing; and (13) efforts to support a private placement or backstop arrangements, if sought.

The parties also agreed to take all necessary actions to cause Pubco’s board of directors immediately after the Closing to consist of a board of between seven (7) to nine (9) directors, comprised of: (A) if there are seven (7) directors: (i) two (2) persons who are designated by ClimateRock prior to the Closing upon mutual agreement with EEW’s chairman, and (ii) five (5) persons who are designated by EEW prior to the Closing; and (B) if there are nine (9) directors: (i) three (3) persons who are designated by ClimateRock prior to the Closing upon mutual agreement with EEW’s chairman, and (ii) six (6) persons who are designated by EEW prior to the Closing. The initial directors designated by ClimateRock shall include Charles Ratelband and Per Regnarsson.

ClimateRock and Pubco also agreed to prepare, with the reasonable assistance of EEW, and Pubco shall file with the SEC, a registration statement on Form F-4 (as amended, the “Registration Statement”) in connection with the registration under the Securities Act of the issuance of securities of Pubco to the holders of the ClimateRock securities and EEW securities, which will also contain (i) a proxy statement/prospectus for the purpose of soliciting proxies from the shareholders of ClimateRock for the matters relating to the Transactions to be acted on at the extraordinary general meeting of the shareholders of ClimateRock, and providing such holders with an opportunity to participate in the redemption of all or a portion of their public shares of ClimateRock upon the Closing (the “Redemption”), and (ii) an exchange offer prospectus of Pubco for use in connection with the Pubco Offer to the EEW shareholders (the “Exchange Offer Prospectus”).

The parties also agreed that promptly after the execution of the Business Combination Agreement, EEW would use its best efforts to complete the re-registration of EEW as a private company limited by shares (the “Re-Registration”), including, among other things, passing a special resolution by the requisite majority of EEW’s shareholders to (A) re-register EEW as a private company limited by shares, (B) change the name of EEW to “E.E.W. Eco Energy World Limited” (or such other name as EEW shall nominate) and (C) adopt new articles of association of EEW.

Conditions to Closing

The obligations of the parties to consummate the Transactions are subject to various conditions, including the following mutual conditions of the parties unless waived: (i) the approval of the Business Combination Agreement and the Transactions and related matters by the requisite vote of ClimateRock’s shareholders; (ii) expiration of any waiting period under applicable antitrust laws; (iii) no law or order preventing or prohibiting the Transactions; (iv) ClimateRock having at least $5,000,001 in net tangible assets as of the Closing, after giving effect to the completion of the Redemption, (v) the effectiveness of the Registration Statement; and (vi) the Pubco Offer shall be declared to be wholly unconditional by Pubco.

In addition, unless waived by EEW, the obligations of EEW to consummate the Transactions are subject to the satisfaction of the following Closing conditions, in addition to customary certificates and other closing deliveries: (i) the representations and warranties of (A) ClimateRock relating to authorization and binding effect, organization and standing, capitalization, and finders and brokers, and (B) Pubco relating to authorization and binding effect, organization and standing, finders and brokers, and capitalization being, in each case, true and correct on and as of the Closing in all material respects; (ii) the representations and warranties of ClimateRock relating to absence of certain changes being true and correct in all respects on and as of the Closing; (iii) all other representations and warranties of ClimateRock being true and correct on and as of the Closing, subject to Material Adverse Effect; (iv) ClimateRock having performed in all material respects its obligations and complied in all material respects with its covenants and agreements under the Business Combination Agreement required to be performed or complied with by it on or prior the date of the Closing; (v) absence of any Material Adverse Effect with respect to ClimateRock since the date of the Business Combination Agreement which is continuing and uncured; and (iv) after taking into consideration the Redemption, the trust account proceeds and the proceeds of any private placement, and payment of EEW’s and ClimateRock’s transaction expenses, the amount of cash available to ClimateRock should equal Forty Million Dollars ($40,000,000) or more at Closing.

Unless waived by ClimateRock, the obligations of ClimateRock to consummate the Transactions are subject to the satisfaction of the following Closing conditions, in addition to customary certificates and other closing deliveries: (i) the representations and warranties of EEW relating to authority and binding effect, finders and brokers, and capitalization being, in each case, true and correct on and as of the Closing in all material respects; (ii) the representations and warranties of EEW relating to absence of certain changes being true and correct in all respects on and as of the Closing; (iii) all other representations and warranties of EEW being true and correct on and as of the Closing, subject to Material Adverse Effect; (iv) EEW having performed in all material respects the respective obligations and complied in all material respects with their respective covenants and agreements under the Business Combination Agreement required to be performed or complied with on or prior the date of the Closing; (v) absence of any Material Adverse Effect with respect to EEW since the date of the Business Combination Agreement which is continuing and uncured, (vi) EEW shall have delivered to Purchaser a certified copy of the certificate of incorporation of EEW following completion of the Re-registration and (vii) EEW shall have confirmed to ClimateRock in writing that it has informed The Panel on Takeovers and Mergers in the United Kingdom of completion of the Re-registration.

Termination

The Business Combination Agreement may be terminated at any time prior to the Closing by either ClimateRock or EEW if the Closing does not occur by April 29, 2023, or such other date that the parties agree to in writing (the “Outside Date”).

The Business Combination Agreement may also be terminated under certain other customary and limited circumstances at any time prior the Closing, including, among other reasons: (i) by mutual written consent of ClimateRock and EEW; (ii) by either ClimateRock or EEW if a governmental authority of competent jurisdiction shall have issued an order or taken any other action permanently restraining, enjoining or otherwise prohibiting the Transactions, and such order or other action has become final and non-appealable; (iii) by EEW for ClimateRock’s uncured material breach of the Business Combination Agreement, such that the related Closing condition would not be met; (iv) by ClimateRock for the uncured material breach of the Business Combination Agreement by EEW, such that the related Closing condition would not be met; (v) by ClimateRock if there has been a Material Adverse Effect with respect to EEW since the date of the Business Combination Agreement which is uncured and continuing; and (vi) by either ClimateRock or EEW if ClimateRock holds its shareholder meeting to approve the Business Combination Agreement and the Transactions and such approval is not obtained.

If the Business Combination Agreement is terminated, all further obligations of the parties under the Business Combination Agreement (except for certain obligations related to publicity, confidentiality, fees and expenses, trust fund waiver, termination and general provisions) will terminate, and no party to the Business Combination Agreement will have any further liability to any other party thereto except for liability for fraud or for willful breach of the Business Combination Agreement prior to termination.

Trust Account Waiver, Non-Recourse and Releases

EEW has agreed that it and its affiliates will not have any right, title, interest or claim of any kind in or to any monies in ClimateRock’s trust account held for its public shareholders, and have agreed not to, and waived any right to, make any claim against the trust account (including any distributions therefrom).

The parties agreed that all claims or actions that may be based upon, arise out of or relate to the Business Combination Agreement or any of the ancillary documents may only be made against the parties to the Business Combination Agreement and not against any of their past present or future directors, officers, employees, members, managers, partners affiliates, agents, attorneys or representatives.

Governing Law and Arbitration

The Business Combination Agreement is governed by Delaware law, except that the laws of England and Wales, and the laws of Cayman Islands solely to the extent required, shall apply to the Pubco Offer, Company Share Transfer, and the Merger, respectively, in each case without giving effect to the conflict of laws principles. All actions arising out of or relating to the Business Combination Agreement shall be heard and determined exclusively in any state or federal court located in New Castle County, Delaware.

Related Agreements

Registration Rights Agreement

At the Closing, certain Sellers and U.N. SDG Support, LLC, a Delaware limited liability company (the “Sponsor”) will enter into a registration rights agreement with Pubco pursuant to which (i) Pubco will assume the registration obligations of ClimateRock under that certain Registration Rights Agreement, dated as of April 27, 2022, by and among Purchaser, Sponsor and the other “Investors” named therein, which obligations will be applicable to the securities of Pubco; and (ii) such Sellers will receive demand and piggy-back registration rights with respect to the Exchange Shares received in the Transactions.

Shareholder Commitment Letters

Concurrently with execution of the Business Combination Agreement, certain major shareholders of EEW (the “Major Shareholders”) entered into Shareholder Commitment Letters with Pubco, pursuant to which the Major Shareholders irrevocablly agreed to (i) vote in favor of the Re-Registration and the adoption of new articles of association pursuant to which any EEW ordinary shares issued after the Pubco Offer is declared unconditional would be automatically sold and transferred to Pubco for consideration equivalent to that offered pursuant to the Pubco Offer and (ii) accept the Pubco Offer when it is made and not withdraw such acceptance. The Major Shareholders also agreed to certain restrictions on the sale and transfer of their EEW shares and solicitation with respect to such shares without Pubco’s consent.

Holder Support Agreement

Concurrently with execution of the Business Combination Agreement, the Sponsor entered into a Holder Support Agreement, pursuant to which the Sponsor agreed, among other things, to vote in favor of the adoption of the Business Combination and the Transactions. In addition, the Sponsor agreed to not transfer the Pubco shares it receives for a period of 180 days after the Closing Date, subject to certain exceptions, including that up to $1.6 million in shares may be sold immediately after the Closing to satisfy obligations due to an advisor of ClimateRock. The Sponsor also agreed to waive the anti-dilution protection for conversion of its Class B ordinary shares of ClimateRock that it would otherwise have upon the consummation of the Business Combination.

The Business Combination Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties, covenants and agreements were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The Business Combination Agreement has been filed to provide investors with information regarding its terms, but it is not intended to provide any other factual information about ClimateRock, EEW, Pubco or any other party to the Business Combination Agreement. In particular, the representations and warranties, covenants and agreements contained in the Business Combination Agreement, which were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Business Combination Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Business Combination Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and reports and documents filed with the SEC. Investors should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Business Combination Agreement. In addition, the representations, warranties, covenants and agreements and other terms of the Business Combination Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations and warranties and other terms may change after the date of the Business Combination Agreement, which subsequent information may or may not be fully reflected in ClimateRock’s public disclosures.

The Holder Support Agreement, the Shareholder Commitment Letters and the Registration Rights Agreement are filed with this Current Report on Form 8-K as Exhibits 10.1, 10.2, 10.3 and 10.4 respectively, and are incorporated herein by reference, and the foregoing descriptions of the Registration Rights Agreement, Shareholder Commitment Letters and the Holder Support Agreement are qualified in their entirety by reference thereto.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

2.1*+	Business Combination Agreement, dated as of October 6, 2022, by and among ClimateRock, ClimateRock Holdings Limited, ClimateRock Merger Sub Limited and E.E.W. Eco Energy World PLC
10.1+	Holder Support Agreement dated October 6, 2022 between and among ClimateRock, E.E.W. Eco Energy World PLC and U.N. SDG Support, LLC
10.2+	Shareholder Commitment for Annette Kumlin
10.3+	Shareholder Commitment for Svante Kumlin
10.4	Form of New Registration Rights Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	The exhibits to this exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Registrant agrees to furnish supplementally a copy of all omitted information to the SEC upon its request.

+	Portions of the exhibit, including certain private and confidential information has been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K. The Registrant hereby agrees to furnish a copy of any omitted portion to the SEC upon request.

Forward-Looking Statements

This 8-K contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed business combination (“Business Combination”) between EEW and ClimateRock and Pubco, including statements regarding the benefits of the Business Combination, the anticipated timing of the completion of the Business Combination, the services offered by EEW and the markets in which it operates, the expected total addressable market for the services offered by EEW, the sufficiency of the net proceeds of the proposed Business Combination to fund EEW’s operations and business plan and EEW’s projected future results. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including, but not limited to: (i) the risk that the Business Combination may not be completed in a timely manner or at all; (ii) the risk that the Business Combination may not be completed by ClimateRock’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by ClimateRock; (iii) the failure to satisfy the conditions to the consummation of the Business Combination, including the adoption of the business combination agreement by the shareholders of ClimateRock, the satisfaction of the minimum trust account amount following redemptions by ClimateRock’s public shareholders, retaining a minimum amount of available cash and the receipt of certain governmental and regulatory approvals; (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement; (v) the effect of the announcement or pendency of the Business Combination on EEW’s business relationships, performance, and business generally; (vi) risks that the Business Combination disrupts current plans and operations of EEW as a result; (vii) the outcome of any legal proceedings that may be instituted against EEW, ClimateRock, Pubco or others related to the business combination agreement or the Business Combination; (viii) the ability of Pubco to meet Nasdaq Stock Exchange listing standards at or following the consummation of the Business Combination; (ix) the ability to recognize the anticipated benefits of Business Combination, which may be affected by a variety of factors, including changes in the competitive and highly regulated industries in which EEW (and following the Business Combination, Pubco) operates, variations in performance across competitors and partners, changes in laws and regulations affecting EEW’s business and the ability of EEW and the post-combination company to retain its management and key employees; (x) the ability to implement business plans, forecasts, and other expectations after the completion of the Business Combination ; (xi) the risk that EEW (and following the Business Combination, Pubco) will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; (xii) the risk that Pubco experiences difficulties in managing its growth and expanding operations; (xiii) the risk of cyber security or foreign exchange losses; (xiv) the effects of COVID-19 or other public health crises on the business and results of operations of EEW (and following the Business Combination, Pubco) and the global economy generally; and (xv) costs related to the Business Combination. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of ClimateRock’s Quarterly Reports on Form 10-Q, the registration statement on Form F-4 and proxy statement/prospectus that will be filed by Pubco, and other documents filed by ClimateRock and Pubco from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and EEW and ClimateRock assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither EEW nor ClimateRock gives any assurance that either EEW or ClimateRock will achieve its expectations.

Additional Information and Where to Find It

This 8-K relates to the Business Combination, but does not contain all the information that should be considered concerning the Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the transaction. Pubco intends to file with the SEC a registration statement on Form F-4 relating to the transaction that will include a proxy statement of ClimateRock and a prospectus of Pubco. When available, the definitive proxy statement/prospectus and other relevant materials will be sent to all ClimateRock shareholders as of a record date to be established for voting on the Business Combination. ClimateRock and Pubco also will file other documents regarding the Business Combination with the SEC. Before making any voting decision, investors and securities holders of ClimateRock are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the Business Combination as they become available because they will contain important information about ClimateRock, EEW and the Business Combination.

Investors and securities holders will be able to obtain free copies of the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by ClimateRock and Pubco through the website maintained by the SEC at www.sec.gov. In addition, the documents filed by ClimateRock and Pubco may be obtained free of charge from ClimateRock’s website at https://www.climate-rock.com/or by contacting its Chief Financial Officer, Abhishek Bawa, c/o ClimateRock, 50 Sloane Avenue, London, SW3 3DD, United Kingdom, at +44 203 954 0590 or at info@climate-rock.com.

Participants in the Solicitation

ClimateRock, Pubco and EEW and their respective directors and officers may be deemed to be participants in the solicitation of proxies from ClimateRock’s shareholders in connection with the Business Combination. Information about ClimateRock’s directors and executive officers and their ownership of ClimateRock’s securities is set forth in ClimateRock’s filings with the SEC, including ClimateRock’s final prospectus in connection with its initial public offering, which was filed with the SEC on April 29, 2022. To the extent that such persons’ holdings of ClimateRock’s securities have changed since the amounts disclosed in ClimateRock’s final prospectus in connection with its initial public offering, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the names and interests in the Business Combination of ClimateRock’s and EEW’s respective directors and officers and other persons who may be deemed participants in the Business Combination may be obtained by reading the proxy statement/prospectus regarding the Business Combination when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

No Offer or Solicitation

This 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of ClimateRock, Pubco or EEW, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or exemptions therefrom.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 13, 2022	ClimateRock

	By:	/s/ Per Regnarsson
		Name:	Per Regnarsson
		Title:	Chief Executive Officer